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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-33448 of Packaged Ice, Inc. on Form S-8 of our report dated March 9, 2001 appearing in the Annual Report on Form 10-K of Packaged Ice, Inc. for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP

Houston, Texas
July 5, 2001